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                                                                      Exhibit 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated June 18, 2001 included in this Annual Report on Form 11-K of the Gaylord Entertainment Company 401(k) Savings Plan into Gaylord Entertainment Company's previously filed Registration Statement File Number 333-37051.


                                    Arthur Andersen LLP



Nashville, Tennessee
June 26, 2001













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